UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Diversified Yield Fund

October 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Diversified Yield Fund (the “Fund”) for the annual reporting period ended October 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of US and non-US companies and US Government and non-US government securities and supranational entities, including lower-rated securities. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below-investment-grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Barclays Capital Global Aggregate Index (hedged to the US Dollar, “USD”) for the six- and 12-month periods ended October 31, 2009. For an additional comparison, returns for the BofA Merrill Lynch (ML) 3-Month Treasury Bill (“T-Bill”) Index are also included.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six- and 12-month periods ended October 31, 2009, as investors gained confidence that a sustainable economic recovery was under way. Sector allocations were the biggest positive contributors for both periods. Positives included overweights in investment-grade corporates and commercial mortgage-backed securities (CMBS) and positions in high yield bonds and bank loans. The Fund’s underweight in governments and mortgages also helped against the benchmark. Overall security selection and currency positioning also contributed positively to performance.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	1

Leverage had a minimal impact on the Fund’s performance for the six- and 12-month periods ended October 31, 2009.

Market Review and Investment Strategy

Challenges from late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the global recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

The annual period was marked by a historic recovery in many fixed-income sectors following the extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in 2008. The high yield market staged a historic recovery, posting 52.56% for the annual period as spreads tightened in excess of a thousand basis points from their peak to end the period at 737 basis points over duration neutral Treasuries. Investment-grade corporates at 22.86% and CMBS at 24.32% also staged rallies as investor risk aversion abated on signs that a sustainable global economic recovery was under way. Corporate earnings appeared to have reached bottom after a two-year plunge, and positive earnings surprises increased. Global government securities, which outperformed in the downturn following Lehman Brothers’ collapse, lagged as credit sectors rallied. For the annual period, global Treasuries posted a return of 6.54% hedged in USD. Lastly, most major currencies gained against the US dollar during the annual period, including the Australian dollar at 34.73%, the Brazilian real at 22.59% and the Norwegian krone at 17.48%, all of which were held in the Fund.

Within the Fund, investment-grade credit and CMBS securities continued to be favored. After a large rally that has seen global investment-grade corporate spreads tighten almost 300 basis points from their peaks during the fourth quarter of 2008, investment-grade credit is no longer extraordinarily inexpensive. The Fund’s Global Fixed Income Investment Team and Global Credit Investment Team (the “Team”) is confident, however, that it still represents a compelling opportunity. Spreads remain wider than at almost any period in recent history, and look attractive relative to fundamental risk, which, in the Team’s view, is diminishing. As liquidity has returned to the markets, systemic risk has dramatically fallen. The commercial real estate market continues to face fundamental headwinds, as delinquency rates continue to rise. Nevertheless, the Team anticipates that the sector may continue to gain support from government programs.

2	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

With yield curves very steep globally, the Team saw some attractive opportunities through exposure to sovereign debt. The Team favored duration exposure in countries that have steep curves and relatively high yields; the Fund’s exposures included the euro area, Australia, New Zealand, Sweden and Canada. In contrast, the Fund is short on Japan, which has a flatter yield curve that offers less potential price appreciation.

Having pared back most currency risk-taking following the dramatic flight to quality in late 2008, the Team also saw attractive opportunities emerging in several currencies as the global economic outlook improves. Most notably, the Fund held long positions in the Norwegian krone, Australian dollar and Brazilian real—all currencies of economies that are likely to benefit significantly as the global economic recovery boosts demand for their commodity exports. The Fund also held a long position in the Hungarian forint, which is attractive for its relatively high interest-rate differential. These long positions were offset with short positions in the Swiss franc, euro and Japanese yen.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Barclays Capital Global Aggregate Index (US dollar hedged) nor the unmanaged BofA Merrill Lynch (ML) 3-Month Treasury Bill (T-Bill) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. Neither index uses leverage. The Barclays Capital Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the Barclays Capital US Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The BofA ML 3-Month US T-Bill Index is composed of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and may invest up to 50% of its assets in below-investment-grade securities which may present greater risk. The Fund may invest in high yield bonds, otherwise known as “junk bonds,” which involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Diversified Yield Fund*
Class A	13.11%	14.45%

Class B**	12.71%	13.65%

Class C	12.56%	13.50%

Advisor Class†	13.13%	14.64%

Class R†	12.91%	14.12%

Class K†	13.15%	14.45%

Class I†	13.17%	14.69%

Barclays Capital Global Aggregate Index (Hedged to the USD)	4.57%	10.60%

BofA Merrill Lynch 3-Month US T-Bill Index	0.11%	0.30%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended October 31, 2009, by 0.03% and 0.57%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Diversified Yield Fund Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.66%
1 Year	14.45%	9.56%
5 Years	3.45%	2.57%
10 Years	4.55%	4.10%

Class B Shares			3.13%
1 Year	13.65%	9.65%
5 Years	2.74%	2.74%
10 Years(a)	4.11%	4.11%

Class C Shares			3.11%
1 Year	13.50%	12.50%
5 Years	2.70%	2.70%
10 Years	3.82%	3.82%

Advisor Class Shares‡			3.99%
1 Year	14.64%	14.64%
5 Years	3.74%	3.74%
10 Years	4.84%	4.84%

Class R Shares‡			3.64%
1 Year	14.12%	14.12%
Since Inception†	2.51%	2.51%

Class K Shares‡			3.88%
1 Year	14.45%	14.45%
Since Inception†	2.83%	2.83%

Class I Shares‡			4.14%
1 Year	14.69%	14.69%
Since Inception†	3.11%	3.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.41%, 2.36%, 1.33%, 1.88%, 1.53% and 1.28% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

†	Inception date: 3/1/05 for Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	1.40%
5 Years	2.63%
10 Years	4.07%

Class B Shares
1 Year	1.13%
5 Years	2.81%
10 Years(a)	4.08%

Class C Shares
1 Year	4.13%
5 Years	2.80%
10 Years	3.79%

Advisor Class Shares‡
1 Year	6.17%
5 Years	3.86%
10 Years	4.82%

Class R Shares‡
1 Year	5.67%
Since Inception†	2.38%

Class K Shares‡
1 Year	6.13%
Since Inception†	2.67%

Class I Shares‡
1 Year	6.34%
Since Inception†	2.98%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Inception date: 3/1/05 for Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008		Ending Account Value October 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,131.13	$1,020.67	$4.83	$4.58
Class B	$1,000	$1,000	$1,127.11	$1,017.14	$8.58	$8.13
Class C	$1,000	$1,000	$1,125.63	$1,017.14	$8.57	$8.13
Advisor Class	$1,000	$1,000	$1,131.30	$1,022.18	$3.22	$3.06
Class R	$1,000	$1,000	$1,129.08	$1,019.66	$5.90	$5.60
Class K	$1,000	$1,000	$1,131.48	$1,020.92	$4.57	$4.33
Class I	$1,000	$1,000	$1,131.74	$1,022.18	$3.22	$3.06
*	Expenses are equal to the classes’ annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $79.4

*	All data are as of October 31, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” security type weightings represent 0.6% or less in the following security types: Local Governments-Municipal Bonds and Emerging Markets-Corporate Bonds. “Other” country weightings represent 0.6% or less in the following countries: Belgium, Colombia, Croatia, Czech Republic, Italy, Jamaica, Kazakhstan, Lithuania, Luxembourg, Peru, Poland, Spain and Switzerland.

10	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2009

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 31.5%
Industrial – 15.5%
Basic – 2.0%
Alcoa, Inc. 5.375%, 1/15/13	US$	164	$170,366
ArcelorMittal 6.125%, 6/01/18		225	222,233
The Dow Chemical Co. 7.60%, 5/15/14		91	101,106
8.55%, 5/15/19		69	78,772
Eastman Chemical 5.50%, 11/15/19(a)		44	44,540
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		160	171,600
International Paper Co. 9.375%, 5/15/19		160	193,694
PPG Industries, Inc. 5.75%, 3/15/13		220	235,690
Rio Tinto Finance USA Ltd. 8.95%, 5/01/14		150	177,281
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	120	183,220

			1,578,502

Capital Goods – 0.9%
CRH Finance BV 7.375%, 5/28/14		120	197,595
John Deere Capital Corp. 5.25%, 10/01/12	US$	300	326,020
Tyco International Finance SA 8.50%, 1/15/19		150	182,950

			706,565

Communications - Media – 2.0%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		225	244,933
CBS Corp. 8.20%, 5/15/14		155	172,627
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(b)		70	71,412
News America Holdings, Inc. 9.25%, 2/01/13		300	351,930
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	247,014
RR Donnelley & Sons Co. 4.95%, 4/01/14		175	171,336
Time Warner Cable, Inc. 7.50%, 4/01/14		150	172,660

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WPP Finance UK 8.00%, 9/15/14	US$	165	$183,053

			1,614,965

Communications - Telecommunications – 3.9%
AT&T, Inc. 5.60%, 5/15/18		455	481,467
British Telecommunications PLC 9.125%, 12/15/10(c)		158	170,149
Embarq Corp. 7.082%, 6/01/16		271	296,057
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		180	237,348
Qwest Corp. 8.875%, 3/15/12(c)		287	302,067
Telecom Italia Spa 1.009%, 6/07/10(d)	EUR	200	292,187
US Cellular Corp. 6.70%, 12/15/33	US$	445	430,215
Verizon Communications, Inc. 5.25%, 4/15/13		220	238,806
Vodafone Group PLC 0.639%, 6/15/11(d)		435	434,589
1.143%, 1/13/12(d)	EUR	150	218,096

			3,100,981

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	US$	160	174,192
Volvo Treasury AB 5.95%, 4/01/15(b)		190	193,152

			367,344

Consumer Cyclical - Entertainment – 0.4%
Historic TW, Inc. 9.125%, 1/15/13		150	174,612
Viacom, Inc. 6.25%, 4/30/16		165	179,237

			353,849

Consumer Non-Cyclical – 2.6%
Altria Group, Inc. 9.25%, 8/06/19		150	181,861
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	153,568
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)		415	437,063
Delhaize Group Sa 5.875%, 2/01/14		50	53,843

12	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc. 5.125%, 1/15/11	US$	175	$179,999
Kraft Foods, Inc. 6.125%, 8/23/18		210	223,257
Pfizer, Inc. 2.249%, 3/15/11(d)		300	308,173
Reynolds American, Inc. 7.625%, 6/01/16		273	294,064
Whirlpool Corp. 8.60%, 5/01/14		20	22,831
Wyeth 5.50%, 2/01/14		160	175,344

			2,030,003

Energy – 1.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	36,465
Hess Corp. 8.125%, 2/15/19		35	42,486
Nabors Industries, Inc. 9.25%, 1/15/19		160	193,292
Noble Energy, Inc. 8.25%, 3/01/19		153	183,480
Valero Energy Corp. 6.875%, 4/15/12		215	234,254
Weatherford International Ltd. 5.15%, 3/15/13		225	236,045

			926,022

Technology – 1.6%
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(c)		458	507,378
Motorola, Inc. 7.50%, 5/15/25		351	322,889
Oracle Corp. 4.95%, 4/15/13		217	234,983
Xerox Corp. 8.25%, 5/15/14		165	190,109

			1,255,359

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		90	90,692
5.75%, 12/15/16		70	69,344

			160,036

Transportation - Railroads – 0.2%
CSX Corp. 7.375%, 2/01/19		149	173,836

			12,267,462

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 12.4%
Banking – 7.1%
ABN Amro Bank NV 0.514%, 3/09/15(d)	US$	450	$400,825
American Express Credit Corp. 0.364%, 2/24/12(d)		320	308,398
Anglo Irish Bank Corp. 1.699%, 6/25/14(d)	EUR	600	531,256
ANZ Capital Trust III 1.433%, 12/15/53(d)		600	618,093
Bank of Scotland PLC 5.625%, 5/23/13		120	187,185
Barclays Bank PLC Series 3 1.625%, 4/30/10(d)	GBP	250	266,703
Bear Stearns Cos Inc. 0.562%, 11/28/11(d)	US$	440	437,503
Citigroup, Inc. 5.50%, 4/11/13		300	312,643
Deutsche Bank AG/London 4.875%, 5/20/13		181	193,330
Fifth Third Bancorp 6.25%, 5/01/13		170	176,553
Fifth Third Bank 4.75%, 2/01/15		250	236,347
Goldman Sachs Group, Inc. 4.50%, 10/07/11(d)		310	308,466
Macquarie Group Ltd. 7.625%, 8/13/19(b)		115	127,023
Merrill Lynch & Co Inc. 0.544%, 6/05/12(d)		320	306,528
National Capital Trust II 5.486%, 3/23/15(b)(e)		100	82,000
National City Bank of Cleveland Ohio 6.25%, 3/15/11		235	239,505
Rabobank Nederland 11.00%, 6/30/19(b)(e)		75	94,125
Regions Financial Corp. 6.375%, 5/15/12		185	176,635
Santander International Debt SA 5.125%, 4/11/11	EUR	100	153,184
UBS AG/Stamford Branch 5.875%, 7/15/16	US$	195	195,943
Wachovia Corp. 5.50%, 5/01/13		275	294,591

			5,646,836

14	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.5%
General Electric Capital Corp. 4.80%, 5/01/13	US$	225	$236,485
HSBC Finance Corp. 0.38%, 3/12/10(d)		435	434,222
International Lease Finance Co. 0.634%, 7/13/12(d)		435	346,466
SLM Corp. 1.123%, 11/15/11(d)	EUR	155	192,749

			1,209,922

Insurance – 3.8%
Aetna, Inc. 6.75%, 12/15/37	US$	507	533,122
The Allstate Corp. 6.125%, 5/15/37(e)		90	76,500
Coventry Health Care, Inc. 5.95%, 3/15/17		40	35,761
6.125%, 1/15/15		20	19,336
6.30%, 8/15/14		125	122,867
Genworth Financial, Inc. 1.60%, 6/20/11	JPY	22,000	217,319
6.515%, 5/22/18	US$	230	198,790
Hartford Life Institutional Funding 5.375%, 1/17/12	GBP	150	236,925
Humana, Inc. 6.30%, 8/01/18	US$	25	24,088
6.45%, 6/01/16		20	19,969
7.20%, 6/15/18		180	183,561
Lincoln National Corp. 8.75%, 7/01/19		47	54,722
Metropolitan Life Global Funding I 5.125%, 4/10/13(b)		165	174,721
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		165	172,388
Principal Financial Group, Inc. 7.875%, 5/15/14		115	128,968
Prudential Financial, Inc. 6.20%, 1/15/15		30	31,992
Series D 7.375%, 6/15/19		25	27,932
Swiss Re Capital I LP 6.854%, 5/25/16(b)(e)		105	80,850
UnitedHealth Group, Inc. 5.25%, 3/15/11		220	229,645
6.00%, 2/15/18		65	68,189
Wellpoint, Inc. 5.875%, 6/15/17		20	21,112
7.00%, 2/15/19		45	50,934

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XL Capital Ltd. 5.25%, 9/15/14	US$	311	$306,415

			3,016,106

			9,872,864

Utility – 2.6%
Electric – 1.2%
Ameren Corp. 8.875%, 5/15/14		113	126,720
FirstEnergy Corp. Series B 6.45%, 11/15/11		10	10,808
MidAmerican Energy Holdings Co. 5.875%, 10/01/12		215	234,531
Nisource Finance Corp. 6.15%, 3/01/13		290	306,191
Progress Energy, Inc. 7.10%, 3/01/11		210	222,926
Union Electric Co. 6.70%, 2/01/19		25	28,069

			929,245

Natural Gas – 0.9%
Energy Transfer Partners LP 6.125%, 2/15/17		225	237,702
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		225	241,113
Williams Co., Inc. 7.875%, 9/01/21		96	104,753
8.125%, 3/15/12		160	173,566

			757,134

Other Utility – 0.5%
Veolia Environnement 5.25%, 6/03/13		385	409,810

			2,096,189

Non Corporate Sectors – 1.0%
Agencies - Not Government Guaranteed – 1.0%
Gaz Capital SA 6.212%, 11/22/16(b)		516	490,845
Petrobras International Finance 5.75%, 1/20/20		290	289,130

			779,975

Total Corporates - Investment Grades (cost $24,589,964)			25,016,490

16	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 22.4%
Treasuries – 22.4%
Australia – 2.1%
Australia Government Bond Series 611 5.75%, 6/15/11	AUD	1,815	$1,660,223

Brazil – 1.1%
Republic of Brazil 12.50%, 1/05/16	BRL	1,315	839,328

Canada – 4.9%
Canadian Government Bond 3.75%, 6/01/12	CAD	3,965	3,853,640

Germany – 8.2%
Bundesrepublik Deutschland Series 02 5.00%, 1/04/12	EUR	2,400	3,796,504
Series 04 4.25%, 7/04/14		1,715	2,727,582

			6,524,086

Hungary – 1.1%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	172,820	864,664

New Zealand – 2.8%
New Zealand Government Bond Series 1111 6.00%, 11/15/11	NZD	3,015	2,232,858

Sweden – 2.2%
Sweden Government Bond Series 1046 5.50%, 10/08/12	SEK	11,440	1,773,912

Total Governments - Treasuries (cost $16,762,808)			17,748,711

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.8%
Non-Agency Fixed Rate CMBS – 6.6%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	US$	490	433,199
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class A4 5.537%, 10/12/41		375	378,250

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-PW18, Class A4 5.70%, 6/11/50	US$	380	$351,171
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 5.816%, 12/10/49		200	178,146
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		450	396,430
Series 2006-C5, Class A3 5.311%, 12/15/39		255	220,890
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		115	109,791
Series 2007-GG9, Class A4 5.444%, 3/10/39		135	120,466
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		325	317,636
Series 2007-C1, Class A4 5.716%, 2/15/51		325	256,156
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		530	486,132
Series 2007-C1, Class A4 5.424%, 2/15/40		600	506,875
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		390	354,053
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		450	433,759
Series 2007-C31, Class A4 5.509%, 4/15/47		450	351,031
Series 2007-C32, Class A3 5.74%, 6/15/49		375	318,014

			5,211,999

Non-Agency Floating Rate CMBS – 0.2%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.715%, 10/15/21(b)(d)		190	84,862
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.684%, 3/06/20(b)(d)		105	88,404

			173,266

Total Commercial Mortgage-Backed Securities (cost $6,027,074)			5,385,265

18	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 6.2%
Agency Fixed Rate 30-Year – 4.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33	US$	1,377	$1,492,490
Series 2008 6.50%, 7/01/34		842	913,331
Federal National Mortgage Association Series 2008 6.50%, 10/01/35		693	751,753

			3,157,574

Agency ARMS – 2.2%
Federal Home Loan Mortgage Corp. Series 2006 6.253%, 12/01/36(d)		378	399,949
Series 2007 5.882%, 4/01/37(d)		726	769,282
Federal National Mortgage Association Series 2006 5.811%, 11/01/36(d)		543	574,589

			1,743,820

Total Mortgage Pass-Thru’s (cost $4,668,314)			4,901,394

CORPORATES - NON-INVESTMENT GRADES – 4.6%
Industrial – 2.9%
Basic – 1.3%
Abitibi-Consolidated Co. of Canada 6.00%, 6/20/13(f)		275	39,188
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)		100	100,250
Teck Resources Ltd. 9.75%, 5/15/14		40	44,900
United States Steel Corp. 6.65%, 6/01/37		508	415,369
Weyerhaeuser Co. 7.375%, 3/15/32		469	430,293

			1,030,000

Capital Goods – 0.2%
Ardagh Glass Finance PLC 7.125%, 6/15/17(b)	EUR	112	145,046
Textron Financial Corp. 4.60%, 5/03/10	US$	13	12,970
5.40%, 4/28/13		26	25,685

			183,701

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	50	$71,007
ION Media Networks, Inc. Series A 11.00%, 7/31/13(f)(g)	US$	6	1

			71,008

Communications - Telecommunications – 0.2%
Cricket Communications, Inc. 7.75%, 5/15/16(b)		35	34,912
Digicel Group Ltd. 12.00%, 4/01/14(b)		100	112,750

			147,662

Consumer Cyclical - Other – 0.4%
Sheraton Holding Corp. 7.375%, 11/15/15		316	314,420
Standard Pacific Escrow LLC 10.75%, 9/15/16(b)		35	34,300

			348,720

Consumer Cyclical - Retailers – 0.3%
Limited Brands, Inc. 6.90%, 7/15/17		33	31,433
Macy’s Retail Holdings, Inc. 5.35%, 3/15/12		170	166,812

			198,245

Consumer Non-Cyclical – 0.3%
Aramark Services Inc. 3.781%, 2/01/15(d)		200	177,000
HCA, Inc. 7.58%, 9/15/25		65	55,165
8.50%, 4/15/19(b)		10	10,600

			242,765

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		85	76,075

			2,298,176

Financial Institutions – 1.4%
Banking – 0.8%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)	EUR	100	70,639
Dexia Credit Local 4.30%, 11/18/15(e)		250	187,635
National Westminster Bank PLC 2.904%, 4/05/10(e)		200	214,861

20	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Zions Bancorporation 5.50%, 11/16/15	US$	130	$101,530
6.00%, 9/15/15		40	31,931

			606,596

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. Zero Coupon, 5/25/10(d)(f)		435	68,513
Zero Coupon, 1/12/12(d)(f)		440	69,300

			137,813

Insurance – 0.4%
ING Capital Funding Trust III 8.439%, 12/31/10(e)		130	110,825
ING Groep NV 5.775%, 12/08/15(e)		58	42,340
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		105	88,200
10.75%, 6/15/38(b)		100	105,000

			346,365

			1,090,774

Utility – 0.3%
Electric – 0.3%
Edison Mission Energy 7.00%, 5/15/17		115	92,863
NRG Energy, Inc. 7.25%, 2/01/14		185	183,612

			276,475

Total Corporates - Non-Investment Grades (cost $4,637,361)			3,665,425

BANK LOANS – 3.9%
Industrial – 1.9%
Communications - Telecommunications – 0.6%
Level 3 Financing, Inc. 2.53%, 3/13/14(d)		82	70,609
Sorenson Communications, Inc. 2.75%, 8/16/13(d)		427	401,701

			472,310

Consumer Cyclical - Other – 0.3%
Harrah’s Operating Co., Inc. 3.28%, 1/28/15(d)		322	255,612

Energy – 0.5%
Infrastrux Group, Inc. 8.00%, 11/03/12(d)(h)		363	344,689

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.5%
First Data Corp. 2.99%-3.04%, 9/24/14(d)	US$	490	$421,179

			1,493,790

Utility – 1.5%
Electric – 1.5%
FirstLight Power Resources, Inc. 4.81%, 5/01/14(d)		1,000	845,000
Texas Competitive Electric Holdings Company LLC 3.74%-3.78%, 10/10/14(d)		499	382,205

			1,227,205

Financial Institutions – 0.5%
Banking – 0.1%
November 2005 Land Investors, LLC (North Las Vegas Consortium) Zero Coupon, 5/09/12(d)(g)(h)		505	23,335
8.25%, 5/09/11(d)(g)		61	19,434

			42,769

Finance – 0.4%
CIT Group, Inc. 13.00%, 1/20/12(d)		300	311,916

			354,685

Total Bank Loans (cost $3,882,009)			3,075,680

CMOS – 3.3%
Agency Floating Rate – 1.6%
Freddie Mac Reference REMIC Series R008, Class FK 0.645%, 7/15/23(d)		675	667,002
Freddie Mac REMIC Series 3067, Class FA 0.595%, 11/15/35(d)		603	595,266

			1,262,268

Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.945%, 5/25/36(e)		279	155,926
Series 2007-1, Class 21A1 5.618%, 1/25/47(e)		416	251,537
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.874%, 6/25/46(e)		373	157,014

22	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.148%, 6/26/35(b)(e)	US$	24	$23,370
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.151%, 12/25/35(e)		159	150,103

			737,950

Non-Agency Floating Rate – 0.8%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.757%, 12/25/35(d)		154	87,988
Series 2007-OA3, Class M1 0.554%, 4/25/47(d)		120	514
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.758%, 3/25/36(d)		432	200,484
Lehman XS Trust Series 2007-2N, Class M1 0.584%, 2/25/37(d)		395	596
Series 2007-4N, Class M1 0.694%, 3/25/47(d)		400	727
Residential Accredit Loans, Inc. Series 2006-QO7, Class M1 0.654%, 9/25/46(d)		204	75
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 0.844%, 10/25/45(d)		185	12,177
Series 2006-AR17, Class B1 0.634%, 12/25/46(d)		299	1,904
Series 2007-OA5, Class 1A 1.507%, 6/25/47(d)		553	307,749

			612,214

Total CMOs (cost $5,285,832)			2,612,432

LOCAL GOVERNMENTS - REGIONAL BONDS – 2.8%
Local Governments - Regional Bonds – 2.8%
Australia – 2.8%
Queensland Treasury Corp. Series 11G 6.00%, 6/14/11 (cost $1,992,560)	AUD	2,420	2,217,434

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 2.3%
Home Equity Loans - Floating Rate – 1.2%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 0.694%, 4/25/37(d)	US$	175	$2,573
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.525%, 1/20/36(d)		204	163,127
Series 2007-2, Class M1 0.555%, 7/20/36(d)		415	138,753
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 0.404%, 4/25/37(d)		255	100,932
Lehman XS Trust Series 2006-18N, Class M2 0.654%, 12/25/36(d)		415	1,009
Master Asset Backed Securities Trust Series 2006-NC3, Class M1 0.474%, 10/25/36(d)		200	1,500
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.434%, 6/25/37(d)		430	122,524
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.374%, 4/25/37(d)		255	151,664
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.604%, 3/25/37(d)		135	1,013
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.544%, 4/25/34(d)		450	271,917

			955,012

Credit Cards - Floating Rate – 0.6%
BA Credit Card Trust Series 2007-A9, Class A9 0.285%, 11/17/14(d)		200	195,616
Chase Issuance Trust Series 2007-A1, Class A1 0.265%, 3/15/13(d)		315	313,428

			509,044

Autos - Floating Rate – 0.5%
Wheels SPV LLC Series 2009-1, Class A 1.795%, 3/15/18(b)(d)		381	382,732

24	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.0%
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	US$	209	$19,669
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(i)(j)		3	33

			19,702

Other ABS - Floating Rate – 0.0%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.724%, 12/10/46(d)(i)(j)(f)		350	0

Total Asset-Backed Securities (cost $4,386,542)			1,866,490

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 9.125%, 7/02/18(b)		200	220,000

Russia – 1.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b)		920	970,600

Total Quasi-Sovereigns (cost $1,125,584)			1,190,600

GOVERNMENTS - SOVEREIGN BONDS – 1.0%
Governments - Sovereign Bonds – 1.0%
Croatia – 0.3%
Croatia 6.75%, 11/05/19(a)(b)		195	196,804

Lithuania – 0.2%
Republic of Lithuania 6.75%, 1/15/15(b)		190	191,138

Peru – 0.1%
Republic of Peru 8.375%, 5/03/16		15	18,107
9.875%, 2/06/15		60	75,375

			93,482

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Poland – 0.4%
Poland Government International Bond 6.375%, 7/15/19	US$	290	$319,362

Total Governments - Sovereign Bonds (cost $751,527)			800,786

INFLATION-LINKED SECURITIES – 1.0%
Inflation-Linked Securities – 1.0%
United States – 1.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $746,100)		708	760,420

GOVERNMENTS - SOVEREIGN AGENCIES – 0.8%
Governments - Sovereign Agencies – 0.8%
United Kingdom – 0.8%
The Royal Bank of Scotland PLC 1.159%, 5/11/12(b)(d) (cost $650,000)		650	659,307

SUPRANATIONALS – 0.5%
Inter-American Development Bank 0.495%, 3/16/11(d) (cost $440,000)		440	439,707

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
Local Governments - Municipal Bonds – 0.1%
United States – 0.1%
Alameda Corridor Trnsp Auth CA MBIA 6.60%, 10/01/29 (cost $115,704)		100	87,005

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $57,800)		58	63,944

Total Investments – 88.8% (cost $76,119,179)			70,491,090
Other assets less liabilities – 11.2%			8,901,737

Net Assets – 100.0%			$79,392,827

26	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.:
Kingdom of Spain 5.50%, 7/30/17, 9/20/14*	(1.00)%	0.707%	$2,300	$(33,619)	$(36,819)	$3,200

*	Termination date.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Bank, N.A.	$1,200	10/14/11	6 Month LIBOR	1.78%	$(2,170)

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Sold Contracts
JP 10 Yr Bond Future	1,000,000	December 2009	$1,540,070	$1,532,967	$7,103
US 5 Yr Note Future	5,000	December 2009	573,115	582,265	(9,150)
US Treasury Bond Future	14,000	December 2009	1,669,121	1,682,188	(13,067)

					$(15,114)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 11/09/09	2,077	$3,394,375	$3,409,266	$14,891
Canadian Dollar settling 1/13/10	1,360	1,274,261	1,256,518	(17,743)
Korean Won* settling 11/16/09	852,704	736,041	721,093	(14,948)
New Zealand Dollar settling 11/23/09	544	398,162	389,809	(8,353)
Norwegian Krone settling 12/18/09	12,655	2,249,695	2,206,245	(43,450)
Polish Zloty** settling 11/25/09	2,094	745,209	722,609	(22,600)

Sale Contracts:
Australian Dollar settling 12/10/09	2,226	2,002,220	1,996,621	5,599
British Pound settling 11/09/09	157	258,917	257,747	1,170
British Pound settling 11/09/09	67	107,446	109,812	(2,366)
British Pound settling 11/09/09	2,381	3,928,072	3,907,667	20,405
Canadian Dollar settling 1/13/10	5,541	5,246,808	5,120,750	126,058

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	27

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro settling 11/16/09	68	$100,791	$100,720	$71
Euro settling 11/16/09	3,058	4,433,078	4,500,859	(67,781)
Euro settling 11/16/09	71	103,594	104,550	(956)
Euro settling 11/16/09	49	71,668	72,301	(633)
Euro settling 11/16/09	3,716	5,426,365	5,468,212	(41,847)
Euro settling 11/16/09	837	1,242,886	1,232,382	10,504
Hungarian Forint settling 11/17/09	82,408	436,020	440,263	(4,243)
Japanese Yen settling 11/05/09	22,338	240,151	248,157	(8,006)
New Zealand Dollar settling 11/23/09	3,223	2,257,881	2,309,350	(51,469)
Euro settling 11/25/09**	504	745,209	741,282	3,927
Japanese Yen settling 11/16/09*	66,007	736,041	733,344	2,697
Swedish Knona settling 12/02/09	13,127	1,880,680	1,851,140	29,540
Swiss Franc settling 12/04/09	2,244	2,162,606	2,187,553	(24,947)

*	Represents a cross-currency purchase of Korean Won and a sale of Japanese Yen.

**	Represents a cross-currency purchase of Polish Zloty and a sale of Euro.

(a)	When-Issued or delayed delivery security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate market value of these securities amounted to $5,687,794 or 7.2% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2009.

(e)	Variable rate coupon, rate shown as of October 31, 2009.

(f)	Security is in default and is non-income producing.

(g)	Illiquid security.

(h)	Pay-In-Kind Payments (PIK).

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.0% of net assets as of October 31, 2009, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/12/2007	$3,301	$33	0%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.724%, 12/10/46	11/27/2006	350,000	0	0%

(j)	Fair valued.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2009, the fund’s total exposure to subprime investments was 2.71% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

28	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro Dollar

GBP – Great British Pound

HUF – Hungarian Forint

JPY – Japanese Yen

KRW – Korean Won

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2009

Assets
Investments in securities, at value (cost $76,119,179)	$70,491,090
Cash	6,916,342 (a)
Foreign currencies, at value (cost $1,459,740)	1,460,763
Receivable for investment securities sold and foreign currency contracts	1,928,452
Interest receivable	1,044,969
Receivable for capital stock sold	811,109
Unrealized appreciation of forward currency exchange contracts	214,862
Receivable for variation margin on futures contracts	14,349
Unrealized appreciation of swap contracts	3,200

Total assets	82,885,136

Liabilities
Payable for investment securities purchased and foreign currency contracts	2,406,148
Payable for capital stock redeemed	488,509
Unrealized depreciation of forward currency exchange contracts	309,342
Dividends payable	87,302
Swap premiums received	36,819
Administrative fee payable	33,669
Distribution fee payable	29,191
Advisory fee payable	6,082
Transfer Agent fee payable	3,783
Unrealized depreciation of swap contracts	2,170
Accrued expenses and other liabilities	89,294

Total liabilities	3,492,309

Net Assets	$79,392,827

Composition of Net Assets
Capital stock, at par	$9,805
Additional paid-in capital	113,688,255
Distributions in excess of net investment income	(669,695)
Accumulated net realized loss on investment and foreign currency transactions	(27,920,211)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(5,715,327)

$79,392,827

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$46,137,771	5,698,445	$8.10	*

B	$6,225,909	768,143	$8.11

C	$14,376,457	1,774,829	$8.10

Advisor	$12,254,599	1,514,301	$8.09

R	$363,525	45,036	$8.07

K	$25,434	3,141	$8.10

I	$9,132	1,130	$8.08

*	The maximum offering price per share for Class A shares was $8.46 which reflects a sales charge of 4.25%.

(a)	An amount of $35,451 has been segregated to collateralize margin requirement for the open futures contracts outstanding at October 31, 2009.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment Income
Interest		$3,412,877

Expenses
Advisory fee (see Note B)	$331,772
Distribution fee—Class A	119,549
Distribution fee—Class B	94,726
Distribution fee—Class C	110,778
Distribution fee—Class R	1,612
Distribution fee—Class K	56
Transfer agency—Class A	55,275
Transfer agency—Class B	17,718
Transfer agency—Class C	16,810
Transfer agency—Advisor Class	7,314
Transfer agency—Class R	691
Transfer agency—Class K	42
Administrative	102,427
Registration fees	100,285
Custodian	91,394
Audit	79,055
Directors’ fees	50,484
Legal	37,711
Printing	26,381
Miscellaneous	7,594

Total expenses	1,251,674
Less: expenses waived by the Adviser (see Note B)	(528,720)

Net expenses		722,954

Net investment income		2,689,923

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,350,952)
Futures contracts		(1,219,016)
Swap contracts		42,673
Foreign currency transactions		(743,094)
Net change in unrealized appreciation/(depreciation) of:
Investment transactions		10,507,848
Futures contracts		(520,191)
Swap contracts		3,170
Foreign currency denominated assets and liabilities		344,390

Net gain on investment and foreign currency transactions		6,064,828

Net Increase in Net Assets from Operations		$8,754,751

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,689,923	$3,532,950
Net realized loss on investment and foreign currency transactions	(4,270,389)	(913,381)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,335,217	(15,501,374)
Contributions from Adviser (see Note B)	– 0	–	6,203

Net increase (decrease) in net assets from operations	8,754,751	(12,875,602)
Dividends to Shareholders from:
Net investment income
Class A	(1,536,224)	(2,077,939)
Class B	(329,962)	(737,950)
Class C	(342,209)	(475,843)
Advisor Class	(199,886)	(238,825)
Class R	(11,730)	(8,868)
Class K	(874)	(4,418)
Class I	(353)	(432)
Tax Return of capital
Class A	(183,679)	– 0	–
Class B	(24,760)	– 0	–
Class C	(57,209)	– 0	–
Advisor Class	(48,811)	– 0	–
Class R	(1,452)	– 0	–
Class K	(101)	– 0	–
Class I	(36)	– 0	–
Capital Stock Transactions
Net increase (decrease)	4,787,589	(11,828,818)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	372	– 0	–

Total increase (decrease)	10,805,426	(28,248,695)
Net Assets
Beginning of period	68,587,401	96,836,096

End of period (including distributions in excess of net investment income of $(669,695) and undistributed net investment income of $77,094, respectively)	$79,392,827	$68,587,401

See notes to financial statements.

32	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Diversified Yield Fund, Inc. (the “Fund”), formerly AllianceBernstein Global Strategic Income Trust, Inc., was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	33

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring

34	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2009:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates - Investment Grades	$	– 0	–	$24,525,645		$490,845		$25,016,490
Governments - Treasuries		– 0	–	16,909,383		839,328		17,748,711
Commercial Mortgage-Backed Securities		– 0	–	5,385,265		– 0	–	5,385,265
Mortgage Pass-Thru’s		– 0	–	4,901,394		– 0	–	4,901,394
Corporates - Non-Investment Grades		– 0	–	3,565,175		100,250		3,665,425
Bank Loans		– 0	–	– 0	–	3,075,680		3,075,680
CMOs		– 0	–	1,513,805		1,098,627		2,612,432
Local Governments - Regional Bonds		– 0	–	2,217,434		– 0	–	2,217,434
Asset-Backed Securities		– 0	–	891,776		974,714		1,866,490
Quasi - Sovereigns		– 0	–	220,000		970,600		1,190,600
Governments - Sovereign Bonds		– 0	–	481,424		319,362		800,786
Inflation-Linked Securities		– 0	–	760,420		– 0	–	760,420
Governments - Sovereign Agencies		– 0	–	659,307		– 0	–	659,307
Supranationals		– 0	–	439,707		– 0	–	439,707
Local Governments - Municipal Bonds		– 0	–	87,005		– 0	–	87,005
Emerging Markets - Sovereign Bonds		– 0	–	63,944		– 0	–	63,944

Total Investments in Securities		– 0	–	62,621,684		7,869,406		70,491,090
Other Financial Instruments*:
Asset		7,103		218,062		– 0	–	225,165
Liabilities		(22,217)		(311,512)		– 0	–	(333,729)

Total		$(15,114)		$62,528,234		$7,869,406		$70,382,526

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	35

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investment Grades		Governments - Treasuries		Commercial Mortgage- Backed Securities			Corporates - Non- Investment Grades
Balance as of 10/31/08	$444,807		$ – 0	–		$159,120		$102,812
Accrued discounts/premiums	170		(4,261)			– 0	–	– 0	–
Realized gain (loss)	– 0	–	32,548			– 0	–	– 0	–
Change in unrealized appreciation/depreciation	23		117,931			(74,258)		35,000
Net purchases (sales)	(445,000)		693,110			– 0	–	– 0	–
Net transfers in and/or out of Level 3	490,845		– 0	–		(84,862)		(37,562)

Balance as of 10/31/09	$490,845		$839,328		$	– 0	–	$100,250

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$(10,999)		$117,931		$	– 0	–	$250

	Bank Loans		CMOs		Asset- Backed Securities			Quasi- Sovereigns
Balance as of 10/31/08	$7,128,686		$2,053,138			$1,671,137		$ – 0	–
Accrued discounts/premiums	16,851		(13)			6,182		– 0	–
Realized gain (loss)	(2,702,347)		(67,135)			(662)		– 0	–
Change in unrealized appreciation/depreciation	2,491,157		216,353			(525,405)		– 0	–
Net purchases (sales)	(3,858,667)		(852,179)			(176,538)		– 0	–
Net transfers in and/or out of Level 3	– 0	–	(251,537)			– 0	–	970,600

Balance as of 10/31/09	$3,075,680		$1,098,627			$974,714		$970,600

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$342,441		$112,380			$(855,763)		$45,659

36	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

	Governments - Sovereign Bonds		Governments - Sovereign Agencies			Supranationals			Emerging Markets - Sovereigns
Balance as of 10/31/08	$ – 0	–		$4,892,460			$3,209,358			$251,440
Accrued discounts/premiums	2			(1,880)			93			32,814
Realized gain (loss)	– 0	–		489,667			192,776			6,874
Change in unrealized appreciation/depreciation	28,929			(425,295)			(110,956)			124,076
Net purchases (sales)	290,431			(4,954,952)			(3,291,271)			(415,204)
Net transfers in and/or out of Level 3	– 0	–		– 0	–		– 0	–		– 0	–

Balance as of 10/31/09	$319,362		$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$28,929		$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/08	$19,912,958
Accrued discounts/premiums	49,958
Realized gain (loss)	(2,048,279)
Change in unrealized appreciation/depreciation	1,877,555
Net purchases (sales)	(13,010,270)
Net transfers in and/or out of Level 3	1,087,484

Balance as of 10/31/09	$7,869,406

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$(219,172)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	37

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

38	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2009, such reimbursement amounted to $528,720.

During the year ended October 31, 2008, the Adviser reimbursed the Fund $6,203 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2009, such fees amounted to $102,427.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	39

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $46,486 for the year ended October 31, 2009.

For the year ended October 31, 2009, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,029 from the sale of Class A shares and received $174, $15,233 and $2,058 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,434,428, $1,910,331, $19,861 and $12,923 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

40	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2009, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$55,295,713	$45,515,288
U.S. government securities	10,538	7,922,384

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost	$76,119,346

Gross unrealized appreciation	$3,234,393
Gross unrealized depreciation	(8,862,649)

Net unrealized depreciation	$(5,628,256)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	41

Notes to Financial Statements

currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

42	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2009, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	43

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement.

44	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2009, the Fund has interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounts $2,170 at October 31, 2009.

At October 31, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts*	Receivable for variation margin on futures contracts	$14,349		Payable for variation margin on futures contracts	$	– 0	–

	Receivable for interest rate swap contracts	– 0	–	Payable for interest rate swap contracts		2,170

Credit contracts	Unrealized appreciation of swap contracts	3,200		Unrealized depreciation of swap contracts		– 0	–

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	214,862		Unrealized depreciation of forward currency exchange contracts		309,342

Total		$232,411				$311,512

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	45

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/ depreciation of futures contracts	$(1,219,016)	$(520,191)

	Net realized gain (loss) on interest rate swap contracts; change in unrealized appreciation/ depreciation of interest rate swap contracts	43,704	(30)

Credit contracts	Net realized gain (loss) on swap contracts; change in unrealized appreciation/ depreciation of swap contracts	(1,031)	3,200

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	(1,591,204)	345,986

Total		$(2,767,547)	$(171,035)

*	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

For the year ended October 31, 2009, the average monthly principal amount of forward currency exchange contracts was $24,201,489, the average monthly notional amount of interest rate swaps was $907,692, the average monthly notional amount of credit default swaps was $353,846 and the average monthly notional amount of futures contracts was $1,073,923.

46	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended October 31, 2009, the Fund had no income earned from dollar roll transactions.

7. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2009, the Fund had no transactions in reverse repurchase agreements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	47

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

Class A
Shares sold	1,158,053	2,136,735	$8,781,090	$18,659,670

Shares issued in reinvestment of dividends and distributions	141,596	175,559	1,043,255	1,498,821

Shares converted from Class B	784,292	660,939	5,813,807	5,618,599

Shares redeemed	(1,746,046)	(2,994,056)	(12,904,448)	(25,390,323)

Net increase (decrease)	337,895	(20,823)	$2,733,704	$386,767

Class B
Shares sold	119,731	324,279	$866,397	$2,806,055

Shares issued in reinvestment of dividends and distributions	29,762	49,884	216,537	427,284

Shares converted to Class A	(783,566)	(660,209)	(5,813,807)	(5,618,599)

Shares redeemed	(444,173)	(891,721)	(3,224,757)	(7,636,196)

Net decrease	(1,078,246)	(1,177,767)	$(7,955,630)	$(10,021,456)

Class C
Shares sold	758,021	466,963	$5,813,706	$3,977,556

Shares issued in reinvestment of dividends and distributions	37,478	37,629	275,793	320,564

Shares redeemed	(540,728)	(669,854)	(3,978,527)	(5,717,511)

Net increase (decrease)	254,771	(165,262)	$2,110,972	$(1,419,391)

Advisor Class
Shares sold	1,236,988	457,368	$9,534,295	$4,035,364

Shares issued in reinvestment of dividends and distributions	21,596	21,252	161,267	181,694

Shares redeemed	(252,399)	(583,774)	(1,873,445)	(5,078,433)

Net increase (decrease)	1,006,185	(105,154)	$7,822,117	$(861,375)

48	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009			Year Ended October 31, 2008

Class R
Shares sold	24,411		20,390			$176,620			$173,469

Shares issued in reinvestment of dividends and distributions	1,787		1,008			13,153			8,494

Shares redeemed	(15,325)		(7,979)			(115,251)			(68,472)

Net increase	10,873		13,419			$74,522			$113,491

Class K
Shares sold	176		38,235			$1,303			$329,734

Shares issued in reinvestment of dividends and distributions	82		380			601			3,274

Shares redeemed	– 0	–	(42,090)			– 0	–		(359,862)

Net increase (decrease)	258		(3,475)			$1,904			$(26,854)

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares issued in reinvestment of dividends and distributions	– 0	–	– 0	–		– 0	–		– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

During the year ended October 31, 2009, the Fund received $372 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	49

Notes to Financial Statements

(commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”)

50	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$2,421,238	$3,544,275

Total taxable distributions	2,421,238	3,544,275
Tax return of capital	316,048	– 0	–

Total distributions paid	$2,737,286	$3,544,275

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(28,619,133	)(a)
Unrealized appreciation/(depreciation)	(5,598,797	)(b)

Total accumulated earnings/(deficit)	$(34,217,930	)(c)

(a)

On October 31, 2009, the Fund had a net capital loss carryforward of $27,942,378 of which $23,821,171 expires in the year 2010, $379,558 expires in the year 2016, and $3,741,649 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund had $6,449,342 expired in the fiscal year. For the year ended October 31, 2009, the cumulative deferred loss on straddles was $676,755.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, the tax treatment of swaps, paydown reclassifications, return of capital distributions, and capital loss expiration, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a decrease to additional paid-in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	51

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

52	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through December 24, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	53

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 7.39		$ 9.02		$ 8.62		$ 8.70		$ 8.63

Income From Investment Operations
Net investment income(a)	.32		.36		.34		.34		.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(1.63)		.40		.14		.09
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.03		(1.27)		.74		.48		.48

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.36)		(.34)		(.34)		(.41)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.32)		(.36)		(.34)		(.56)		(.41)

Net asset value, end of period	$ 8.10		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Total Return
Total investment return based on net asset value(c)	14.45	%*	(14.57	)%*	8.60	%*	5.61%		5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,138		$39,639		$48,542		$25,348		$24,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.90%		1.47%		1.78	%(d)	1.54%
Expenses, before waivers/reimbursements	1.69%		1.65%		1.47%		1.78	%(d)	1.54%
Expenses, before waivers/reimbursements excluding interest expense	1.69%		1.65%		1.47%		1.72	%(d)	1.54%
Net investment income	4.24%		4.13%		3.81%		3.93	%(d)	4.65%
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

54	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 7.40		$ 9.03		$ 8.63		$ 8.70		$ 8.63

Income From Investment Operations
Net investment income(a)	.26		.30		.26		.28		.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72		(1.64)		.41		.14		.10
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98		(1.34)		.67		.42		.42

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.29)		(.27)		(.27)		(.35)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.27)		(.29)		(.27)		(.49)		(.35)

Net asset value, end of period	$ 8.11		$ 7.40		$ 9.03		$ 8.63		$ 8.70

Total Return
Total investment return based on net asset value(c)	13.65	%*	(15.15	)%*	7.77	%*	4.96%		4.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,226		$13,666		$27,303		$40,136		$59,513
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.60%		2.28%		2.50	%(d)	2.25%
Expenses, before waivers/reimbursements	2.49%		2.41%		2.28%		2.50	%(d)	2.25%
Expenses, before waivers/reimbursements excluding interest expense	2.49%		2.41%		2.28%		2.45	%(d)	2.25%
Net investment income	3.66%		3.43%		2.93%		3.24	%(d)	3.94%
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	55

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 7.40		$ 9.02		$ 8.63		$ 8.71		$ 8.64

Income From Investment Operations
Net investment income(a)	.26		.29		.27		.28		.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(1.61)		.39		.14		.09
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97		(1.32)		.66		.42		.42

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.30)		(.27)		(.28)		(.35)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.27)		(.30)		(.27)		(.50)		(.35)

Net asset value, end of period	$ 8.10		$ 7.40		$ 9.02		$ 8.63		$ 8.71

Total Return
Total investment return based on net asset value(c)	13.50	%*	(15.05	)%*	7.69	%*	4.86%		4.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,376		$11,245		$15,208		$11,040		$11,492
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.60%		2.20%		2.49	%(d)	2.25%
Expenses, before waivers/reimbursements	2.39%		2.36%		2.20%		2.49	%(d)	2.25%
Expenses, before waivers/reimbursements excluding interest expense	2.39%		2.36%		2.20%		2.44	% (d)	2.25%
Net investment income	3.53%		3.44%		3.03%		3.22	% (d)	3.94%
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

56	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 7.39		$ 9.02		$ 8.62		$ 8.70		$ 8.63

Income From Investment Operations
Net investment income(a)	.32		.38		.37		.36		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72		(1.63)		.39		.14		.04
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.04		(1.25)		.76		.50		.51

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.38)		(.36)		(.36)		(.44)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(0.34)		(.38)		(.36)		(.58)		(.44)

Net asset value, end of period	$ 8.09		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Total Return
Total investment return based on net asset value(c)	14.64	%*	(14.31	)%*	8.89	%*	5.94%		6.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,255		$3,756		$5,529		$2,494		$1,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%		1.14%		1.49	%(d)	1.26%
Expenses, before waivers/reimbursements	1.28%		1.33%		1.14%		1.49	%(d)	1.26%
Expenses, before waivers/reimbursements excluding interest expense	1.28%		1.33%		1.14%		1.44	%(d)	1.26%
Net investment income	4.39%		4.42%		4.00%		4.17	%(d)	4.93%
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,								March 1, 2005(e) to October 31, 2005
	2009		2008		2007		2006

Net asset value, beginning of period	$ 7.37		$ 8.99		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(a)	.30		.34		.35		.31		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(1.62)		.34		.14		(.15)
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.00		(1.28)		.69		.45		.10

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.34)		(.31)		(.31)		(.26)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.30)		(.34)		(.31)		(.53)		(.26)

Net asset value, end of period	$ 8.07		$ 7.37		$ 8.99		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(c)	14.12	%*	(14.65	)%*	8.15	%*	5.32%		1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$364		$252		$187		$20		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%		1.10%		1.58%		2.03	%(d)	1.94	%(f)
Expenses, before waivers/reimbursements	1.96%		1.88%		1.58%		2.03	%(d)	1.94	%(f)
Expenses, before waivers/reimbursements excluding interest expense	1.96%		1.88%		1.58%		1.98	%(d)	1.94	%(f)
Net investment income	4.02%		3.98%		4.08%		3.64	%(d)	4.25	%(f)
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

58	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,								March 1, 2005(e) to October 31, 2005
	2009		2008		2007		2006

Net asset value, beginning of period	$ 7.39		$ 9.00		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(a)	.32		.38		.32		.29		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(1.63)		.40		.19		(.15)
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.03		(1.25)		.72		.48		.12

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.36)		(.33)		(.34)		(.28)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(0.32)		(.36)		(.33)		(.56)		(.28)

Net asset value, end of period	$ 8.10		$ 7.39		$ 9.00		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(c)	14.45	%*	(14.28	)%*	8.46	%*	5.61%		1.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25		$21		$57		$141		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.85%		1.59%		1.80	%(d)	1.63	%(f)
Expenses, before waivers/reimbursements	1.68%		1.53%		1.59%		1.80	%(d)	1.63	%(f)
Expenses, before waivers/reimbursements excluding interest expense	1.68%		1.53%		1.59%		1.75	%(d)	1.63	%(f)
Net investment income	4.29%		4.02%		3.47%		3.63	%(d)	4.55	%(f)
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,								March 1, 2005(e) to October 31, 2005
	2009		2008		2007		2006

Net asset value, beginning of period	$ 7.38		$ 9.00		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(a)	.34		.38		.36		.37		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(1.62)		.40		.14		(.15)
Contributions from Adviser	– 0	–	– 0	–(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.04		(1.24)		.76		.51		.14

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.38)		(.37)		(.37)		(.30)
Tax return of capital	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(0.34)		(.38)		(.37)		(.59)		(.30)

Net asset value, end of period	$ 8.08		$ 7.38		$ 9.00		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(c)	14.69	%*	(14.21	)%*	8.92	%*	5.95%		1.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$8		$10		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%		1.14%		1.46	%(d)	1.30	%(f)
Expenses, before waivers/reimbursements	1.25%		1.28%		1.14%		1.46	%(d)	1.30	%(f)
Expenses, before waivers/reimbursements excluding interest expense	1.25%		1.28%		1.14%		1.41	%(d)	1.30	%(f)
Net investment income	4.57%		4.45%		4.06%		4.25	%(d)	4.88	%(f)
Portfolio turnover rate	86%		81%		134%		169%		98%

See footnote summary on page 61.

60	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.0005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of distributions.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2009, October 31, 2008, and October 31, 2007, by 0.57%, 0.81%, and 4.31%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	61

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Diversified Yield Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Diversified Yield Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Diversified Yield Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2009

62	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey (1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody (1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Joran Laird(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Laird, Peebles, Sheridan and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	63

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,## Chairman of the Board 77 (1995)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1995)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

64	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	65

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

66	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)**, and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon 47	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Joran Laird 34	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Douglas J. Peebles 44	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Matthew S. Sheridan 34	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Greg J. Wilensky 42	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	67

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Stephen Woetzel 38	Controller	Vice President of ABIS,** with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

68	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Diversified Yield Fund, Inc., (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2007, the Fund was named AllianceBernstein Global Strategic Income Trust Fund, Inc..

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	69

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.4	Diversified Yield Fund, Inc

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund.

During the Fund’s most recently completed fiscal year, the Adviser received $102,200 (0.12% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Diversified Yield Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	1.26% 1.56% 2.34% 2.29% 1.74% 1.44% 1.21%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

70	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Diversified Yield Fund, Inc.	$76.4	Diversified Yield Schedule 40 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $50m	0.348%	0.500%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	71

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Diversified Yield Fund, Inc.	0.500	0.600	2/7

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

72	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

subject Fund.10 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below:

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Diversified Yield Fund, Inc.	1.470	1.117	7/7	1.026	25/26
Pro-forma[12]	0.900	1.117	1/7	1.026	5/26

Based on this analysis, the Fund has a more favorable ranking on a pro-forma total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

12	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s current expense limitation undertaking been in effect for the full fiscal year.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	73

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $10,095, $563,169 and $21,711 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $55,575 in fees from the Fund.14

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $6,410 under the offset agreement between the Fund and ABIS.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

74	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2008.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.08	2.18	2.97	6/7	29/34
3 year	3.34	3.63	4.13	5/7	21/28
5 year	5.11	5.14	6.27	4/5	20/25
10 year	4.53	4.62	5.38	4/5	17/21

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	75

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 23

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Diversified Yield Fund, Inc.	-3.08	3.34	5.11	4.53	6.80	6.02	0.18	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.68	3.66	4.16	5.30	5.95	2.75	0.67	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. Benchmark inception is from the nearest month-end after the Fund’s inception date.

23	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

76	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	77

AllianceBernstein Family of Funds

NOTES

78	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

NOTES

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	79

NOTES

80	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DYF-0151-1009

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit - Related Fees	Tax Fees
AB Diversified Yield Fund	2008	$66,600	$5,542	$21,106
	2009	$53,739	$1,650	$10,900

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Diversified Yield Fund	2008	$986,993	$169,767
			$(148,661)
			$(21,106)
	2009	$787,207	$256,396
			$(245,496)
			$(10,900)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Diversified Yield Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 28, 2009